Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets	Goodwill and Other Intangible Assets
The following table details the changes in the carrying amount of goodwill:

	Engine Products	Fastening Systems	Engineered Structures	Forged Wheels	Total
Balances at December 31, 2023
Goodwill	$2,843	$1,604	$306	$7	$4,760
Accumulated impairment losses	(719)	(4)	(2)	—	(725)
Goodwill, net	2,124	1,600	304	7	4,035
Translation and other	(17)	(7)	(1)	—	(25)
Balances at December 31, 2024
Goodwill	2,826	1,597	305	7	4,735
Accumulated impairment losses	(719)	(4)	(2)	—	(725)
Goodwill, net	2,107	1,593	303	7	4,010
Translation and other	31	17	—	—	48
Balances at December 31, 2025
Goodwill	2,857	1,614	305	7	4,783
Assets held for sale reclassification (A)	—	—	—	—	(36)
Accumulated impairment losses	(719)	(4)	(2)	—	(725)
Goodwill, net	$2,138	$1,610	$303	$7	$4,022
During the 2025 annual review of goodwill in the fourth quarter, management performed quantitative assessments on the Fastening Systems and Engineered Structures reporting units and qualitative assessments on the Engine Products and Forged Wheels reporting units. The estimated fair values of the reporting units exceeded their respective carrying values in excess of 80%; thus, there were no goodwill impairments. Howmet uses a DCF model to estimate the current fair value of the reporting unit, which is compared to its carrying value, when testing for impairment. Management believes forecasted cash flows are the best indicator of such fair value. A number of significant assumptions and estimates are involved in the application of the DCF model to forecast operating cash flows, including sales growth, production costs, and discount rate. Assumptions can vary among the reporting units. Cash flow forecasts are generally based on approved business unit operating plans for the early years and historical relationships in later years. The WACC rate for the individual reporting units is estimated with the assistance of valuation experts. The annual goodwill impairment tests in the fourth quarters of 2025, 2024, and 2023 indicated that goodwill was not impaired for any of the Company’s reporting units. If actual results or external market factors decline significantly from management’s estimates, future goodwill impairment charges (or the amount by which the carrying amount exceeds the reporting unit’s fair value without exceeding the total amount of goodwill allocated to that reporting unit) may be necessary and could be material.
Other intangible assets were as follows:

December 31, 2025	Gross carrying amount	Accumulated amortization	Intangibles, net
Computer software	$221	$(187)	$34
Patents and licenses	66	(66)	—
Other intangibles	671	(270)	401
Total amortizable intangible assets	958	(523)	435
Indefinite-lived trade names and trademarks	22	—	22
Total intangible assets, net	$980	$(523)	$457

December 31, 2024	Gross carrying amount	Accumulated amortization	Intangibles, net
Computer software	$217	$(185)	$32
Patents and licenses	66	(66)	—
Other intangibles	689	(268)	421
Total amortizable intangible assets	972	(519)	453
Indefinite-lived trade names and trademarks	22	—	22
Total intangible assets, net	$994	$(519)	$475
Computer software consists primarily of software costs associated with enterprise business solutions across Howmet's businesses.
Amortization expense related to the intangible assets recorded in Provision for depreciation and amortization in the Statement of Consolidated Operations was $32, $33, and $35 for the years ended December 31, 2025, 2024, and 2023, respectively, and is expected to be in the range of approximately $30 to $36 annually from 2026 to 2030, excluding the impacts of potential acquisitions.